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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)..............February 18, 1997

                     Service Systems International, Ltd
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           (Exact name of registrant as specified in its charter)


          Nevada                         0-21753                   88-0263701
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(State or other jurisdiction            (Commission               (IRS Employer
     of incorporation)                  File Number)                Ident. No.)


        12840 16th Avenue, Suite 203, White Rock, B.C. Canada   V4A IN6
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             (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code: (604) 541-1700


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      (Former name or former address, if changed since last report.)


Item 9. Sales of Equity Securities Pursuant to Regulation S

     On February 18, 1997, the Registrant sold to a Canadian investment company, in a Regulation S transaction, 75,000 Units for a price of $0.75 U.S. (cash) per Unit. Each Unit consists of one share of the Registrant's common stock and one "A" warrant to purchase common stock at a price of $1.25 (U.S.) per warrant, exercisable for a period of two years from the date of its issuance. No underwriting discounts or commissions were paid.

                                       Service Systems International, Ltd.
                                               (Registrant)

Date April 30, 1997                    /s/   Kenneth Fielding
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                                       Kenneth Fielding, President

*Print name and title of the signing officer under his signature.